SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

                                    * * * * *

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                               EA INDUSTRIES, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      SAME
                      ------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

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       2) Aggregate number of securities to which transaction applies:

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       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it
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       4) Proposed maximum aggregate value of transaction:

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       5) Total Fee Paid:

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[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

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       4) Date Filed:

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


                               EA INDUSTRIES, INC.

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held March 31, 1998
--------------------------------------------------------------------------------

     Please take notice that a Special Meeting of Shareholders of EA Industries, Inc., a New Jersey corporation (the "Company"), will be held at the Ocean Place Hilton Resort and Spa, One Ocean Boulevard, Long Branch, NJ, on Tuesday March 31, 1998, at 2:00 p.m. for the following purposes:

          1. To consider and act upon a proposal to approve amendments to certain Subordinated Convertible Notes of the Company originally issued to GFL Performance Fund Limited and GFL Advantage Fund Limited and now held by the former Chairman of the Board of Directors of the Company, certain trusts for the benefit of members of his family and an unaffiliated investor and the issuance of warrants to purchase shares of Common Stock of the Company in connection with such amendments.

          2. To consider and act upon a proposal to approve amendments to certain 10% Series A Subordinated Convertible Notes of the Company originally issued to the former Chairman of the Board of Directors of the Company, certain trusts for the benefit of members of his family and an unaffiliated investor and the issuance of warrants to purchase shares of Common Stock of the Company in connection with such amendments.

     The Board of Directors has fixed February 19, 1998 as the record date for the determination of shareholders entitled to vote at the Special Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                             By order of the Board of Directors.


                                             Richard P. Jaffe,
                                             Secretary

West Long Branch, New Jersey
March 9, 1998
--------------------------------------------------------------------------------
                                    IMPORTANT
                   Please sign, date and mail your Proxy Card.
--------------------------------------------------------------------------------

                    EA INDUSTRIES, INC. 185 MONMOUTH PARKWAY
                     WEST LONG BRANCH, NEW JERSEY 07764-9989

                                 PROXY STATEMENT

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 March 31, 1998

                                    --------

                                     GENERAL

     This Proxy Statement and accompanying proxy are furnished by EA Industries, Inc. (the "Company" or "EAI") to the shareholders ("Shareholders") of the Company in connection with the solicitation of proxies by the Board of Directors for use in voting at the Special Meeting of Shareholders to be held at the Ocean Place Hilton Resort and Spa, One Ocean Boulevard, Long Branch, NJ, at 2:00 p.m., local time, or at any adjournment thereof (the "meeting"). This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about March 10,, 1998. The cost of the solicitation of proxies for the Annual Meeting will be borne by the Company.

Voting Securities and Proxies

     At the close of business on February 19, 1998, the record date for the meeting, there were outstanding and entitled to vote 9,758,360 shares of Common Stock (the "Common Stock"). The owners of Common Stock have all voting rights with respect to matters to come before the meeting. Each share of Common Stock is entitled to one vote.

     All properly executed proxies received in time for the meeting will be voted as specified. Anyone giving a proxy may revoke it at any time prior to the voting thereof by signing, dating and delivering a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and filing written notice of revocation with the Secretary prior to any vote. All shares represented by executed and unrevoked proxies will be voted in accordance with the specifications therein. Proxies submitted without specification will be voted FOR the proposal to approve amendments to certain Subordinated Convertible Notes of the Company originally issued to GFL Performance Fund Limited and GFL Advantage Fund Limited and now held by the former chairman of the Board of Directors of the Company, certain trusts for the benefit of members of his family and an unaffiliated investor; and FOR a proposal to approve amendments to certain 10% Series A Subordinated Convertible Notes of the Company originally issued to the former chairman of the Board of Directors of the Company, certain trusts for the benefit of members of his family and an unaffiliated investor.

     Approval of the two proposals requires the affirmative vote of a majority of the votes cast by the holders of Common Stock entitled to vote on each such proposal. The vote on each proposal will be tabulated as set forth below.

     All votes will be tabulated by an inspector of election at the meeting who will separately tabulate affirmative votes, negative votes, and broker non-votes. Any proxy submitted and containing an abstention or broker non-vote will not be counted as a vote cast on any matter to which it relates. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of March 9, 1998, information with respect to the ownership of the Company's outstanding Common Stock by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock, (ii) each director, (iii) each of the Company's executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, each individual has sole voting and investment power with respect to the shares beneficially owned by him.


                                                                                       Amount and
                                                                                       Nature of
    Name and                                                                      Beneficial Ownership              Percent
   Address of                                                                      (number of shares)                 of
Beneficial Owner*                              Position                              of Common Stock                 Class
-----------------                              --------                           --------------------              -------
Irwin L. Gross                           Former Chairman of the Board                    186,667(1)                   1.93%
Frank G. Brandenberg                     President, Chief                                185,000(2)                   1.92%
                                         Executive Officer
                                         and Director
Edward A. Blechschmidt                   Director                                              0(3)                    (4)
Kenneth W. Cannestra                     Director                                              0(3)                    (4)
Bryan I. Finkel                          Director                                              0(3)                    (4)
Ross Manire                              Director                                              0(3)                    (4)
Shrawan K. Singh                         Director                                              0(3)                    (4)
Ronald Verdoom                           Director                                              0(3)                    (4)
James Crofton                            Vice President                                   50,000(5)                    (4)
                                         Finance and Treasurer
                                         (Chief Financial Officer)
Jose Flahaux                             Vice President                                   60,000(6)                    (4)
Howard Kamins                            Vice President and General Counsel                    0(7)                    (4)
Warburg, Pincus Counsellors, Inc.        None                                          1,120,026(8)                  11.31%
466 Lexington Avenue
New York, NY 10017
Mellon Bank Corporation                  None                                          1,170,225(9)                  12.37%
One Mellon Bank Center
Pittsburgh, PA 15258
All directors and executive officers
as a group (10 Persons)                                                                 295,000(2)-(7)               3.02%

     *Addresses are included only for persons who beneficially own more than 5% of the outstanding Common Stock.

(1) Represents 20,000 shares of Common Stock held by Mr. Gross, a currently exercisable warrant to purchase 65,000 shares of Common Stock granted for consulting services and currently exercisable options to purchase 101,667 shares of Common Stock granted under the Company's Equity Incentive Plan. Does not include 20,000 shares of Common Stock held of record by irrevocable trusts for the benefit of the children of Mr. Gross with respect to which an independent trustee exercises voting and investment power. Mr. Gross disclaims beneficial ownership of such shares. Does not include 339,461 shares of Common Stock into which certain 7% Convertible Notes will be convertible, or warrants to purchase an aggregate of 328,400 shares of Common Stock which will be issued, if Proposal 1 is approved, which are held by irrevocable trusts for the benefit of the children of Mr. Gross with respect to which an independent trustee exercises voting and investment power. Mr. Gross disclaims beneficial ownership of such shares. Does not include 40,197 shares of Common Stock into which certain 7% Convertible Notes held by Mr. Gross will be convertible, or warrants to purchase an aggregate of 38,900 shares of Common Stock which will be issued, if Proposal 1 is approved. Does not include 333,200 shares of Common Stock into which certain 10% Series A Convertible Notes will be convertible, or warrants to purchase an aggregate of 322,300 shares of Common Stock which will be issued, if Proposal 2 is approved, which are held by irrevocable trusts for the benefit of the children of Mr. Gross with respect to which an independent trustee exercises voting and investment power. Mr. Gross disclaims beneficial ownership of such shares. Does not include 320,800 shares of Common Stock into which certain 10% Series A Convertible Notes held by Mr. Gross will be convertible, or warrants to purchase an aggregate of 310,400 shares of Common Stock which will be issued, if Proposal 2 is approved.

(2) Represents currently exercisable options to purchase 185,000 shares of Common Stock granted under the Company's Equity Incentive Plan. Does not include options to purchase 495,000 shares of Common Stock granted under the Company's Equity Incentive Plan, which are not currently exercisable.

(3) Does not include options to purchase 105,000 shares of Common Stock granted under the Company's Equity Incentive Plan, which are not currently exercisable.

(4)  Represents less than 1% of the outstanding shares of Common Stock.

(5) Represents currently exercisable options to purchase 50,000 shares of Common Stock granted under the Company's Equity Incentive Plan. Does not include options to purchase 180,000 shares of Common Stock granted under the Company's Equity Incentive Plan, which are not currently exercisable.

(6) Represents currently exercisable options to purchase 60,000 shares of Common Stock granted under the Company's Equity Incentive Plan. Does not include options to purchase 180,000 shares of Common Stock granted under the Company's Equity Incentive Plan, which are not currently exercisable.

(7) Does not include options to purchase 100,000 shares of Common Stock granted under the Company's Equity Incentive Plan, which are not currently exercisable.

(8) Represents shares of Common Stock owned as of January 12, 1998 and 428,571 shares issuable upon conversion of 6% Series A Convertible Notes of the Company which are currently convertible.

(9) Represents shares held by Mellon Bank Corporation and/or its direct or indirect subsidiaries: Mellon Bank, N.A., Mellon Capital Management Corporation, The Dreyfus Corporation, Dreyfus Growth & Value Fund, Inc., Dreyfus Aggressive Growth Fund and Premier Aggressive Growth Fund, Inc.

     Background

     The purpose of this Special Meeting is to consider and vote on amendments to certain outstanding convertible securities issued by the Company. As previously reported, the Company has incurred significant losses and has had negative cash flows from operations in each of the last six years. In order to continue operations, the Company has had to raise additional capital to offset cash utilized in its operating and investing activities. In order to assess the merits of the proposals being submitted to shareholders, the Board of Directors of the Company has concluded that it is helpful to understand the scope of such capital formation transactions. The following are descriptions of the relevant transactions:

     GFL Financing

         Original Terms

     Among its capital raising activities, in December 1995, the Company completed the sale of 7% convertible subordinated notes of the Company in the aggregate principal amount of $10,000,000 to GFL Performance Fund Limited ("GFL Performance Fund") and GFL Advantage Fund Limited ("GFL Advantage Fund"). GFL Advantage Fund and GFL Performance Fund converted $7,930,000 principal amount of such notes into 810,661 shares of the Company's Common Stock in accordance with their terms. On August 19, 1996, GFL Performance Fund transferred and assigned its $1,025,000 outstanding principal amount note of the Company to a third party, unrelated to the Company, its management or to the GFL Funds, who thereafter converted such note. Also, on August 19, 1996, GFL Advantage Fund transferred and assigned its $2,070,000 outstanding principal amount note of the Company to Irwin L. Gross, then Chairman of the Company and certain trusts benefiting his family (the "Gross GFL Note Holders") for a cash payment of $2,725,000. In connection with such assignment, the Company canceled the prior note held by GFL Advantage Fund and reissued certain Convertible Notes (the "Gross GFL Convertible Notes") of the Company in the aggregate principal amount of $2,070,000 due December 29, 1997 to the Gross GFL Note Holders. These Gross GFL Convertible Notes had a maturity date of December 29, 1997 and were convertible into shares of the Company's Common Stock at the fixed conversion price per share of $2.67 (pre Reverse Stock Split basis).

         Amended Terms

     On February 6, 1997, the Company amended the Gross GFL Convertible Notes (the "February GFL Convertible Notes") by (i) increasing the aggregate principal amount of such notes to $2,725,000 (the purchase price paid by the Gross GFL Note Holders) and (ii) reducing the fixed conversion price of such notes to $1.50 per share, Such amendments were made in consideration of the Gross GFL Note Holders agreeing to forego interest and make certain other loans to the Company. The rights of the holders of the February GFL Convertible Notes to receive additional shares of Common Stock a result of lowering the cap on the conversion price to $1.50 per share was subject to listing of the additional shares on the New York Stock Exchange. The Gross GFL Note Holders subsequently sold $600,000 principal amount of February GFL Convertible Notes to an unaffiliated investor (the "Gross GFL Note Holders and this investor are referred to as the "GFL Note Holders"). In October 1997, the Gross GFL Note Holders exercised their conversion rights in accordance with the terms of the February Convertible Notes with respect to $226,709 in principal of the notes and received 151,139 shares of Common Stock.

     In January 1998, The Company and the GFL Note Holders agreed to amend (the "January 1998 Amendments") the terms of the February Convertible Notes as follows:

     (i) to extend the maturity date of the February GFL Convertible Notes to December 31, 1998;

     (ii) to increase the conversion price to the lesser of (a) 80% of the average of the volume weighted average price per share of the Company's Common Stock (as reported by Bloomberg Business Services in its Volume at Price Service) for the five days immediately preceding the date of notice of conversion to the Company or (b) $5.00; and

     (iii) to provide for interest payments in cash or shares of Common Stock at the conversion price at the option of the holders or the Company.

     In consideration of the January 1998 Amendments the Company agreed to issue to the GFL Note Holders warrants (the "Gross Warrants") to purchase an aggregate of 483,393 shares of Common Stock at a price of $5.00 per share for a period of five years. The GFL Note Holders were also granted demand and piggyback registration rights for the shares issuable upon conversion of the Convertible Notes and exercise of the Gross Warrants. These notes as amended in January 1998 are referred to as the "Convertible Notes".

     The following table describes in summary fashion the effects of the various amendments of the Convertible Notes and the impact of Proposal 1:

                                                    Proposal regarding Gross Convertible Notes
                             --------------------------------------------------------------------------------------------
                                   (1)                 (2)                       (3)                         (4)
                                                                             Number of Shares            Number of Shares
                                                  Number of Shares        Issuable after lowering     Issuable after raising
                             Principal Amount    Originally Issuable         Conversion price          Conversion Price Cap
Name of Holder                   Of Note            On Conversion              Cap to $1.50                  to $5.00
--------------               ----------------    -------------------      -----------------------     ----------------------
Irwin L. Gross                    $200,987              75,276                    133,991                       40,197

Gabrielle Gross Trust             $848,652             317,847                    565,768                      169,730

Elizabeth Gross Trust             $848,652             317,847                    565,768                      169,730

Connie Lerner                     $600,000             224,719                    400,000                      120,000
                                ----------             -------                  ---------                      -------
Total                           $2,498,291             935,689                  1,665,527                      449,657
                                ==========             =======                  =========                      =======

                                          (5)                  (6)                  (7)                  (8)
                                  Reduction in Number                                               Total Number of
                                   of Shares Issuable                         Cash to be paid          Shares To
                                     On Conversion          Warrants to          On Warrant            Be Issued
                                        (3)-(4)              Be Issued            Exercise              (4)+(6)
                                  -------------------       -----------       ---------------       ---------------
Irwin L. Gross                            93,794                38,900              $194,500              79,097

Gabrielle Gross Trust                    396,038               164,200              $821,000             333,930

Elizabeth Gross Trust                    396,038               164,200              $821,000             333,930

Connie Lerner                            280,000               116,093              $580,465             236,093
                                       ---------               -------            ----------             -------
Total                                  1,165,870               483,393            $2,416,965             983,050
                                       =========               =======            ==========             =======

     The NYSE formally informed the Company in late 1997 that because the amendments that created the February GFL Convertible Notes were made when
Mr. Gross was a director of the Company, the listing on the NYSE of the shares of Common Stock issuable upon conversion of the Convertible Notes would be subject to approval by the shareholders of the Company. If the shareholders do not approve the amended terms contained in the Convertible Notes the GFL Note Holders have the right to accelerate the payment of outstanding principal and interest on the Convertible Notes with a 22% penalty.

     Series A Notes

         Original Terms

     During the period beginning on October 25, 1996 and ending on April 10, 1997, the Company borrowed an additional aggregate total of $3,520,000 from the then Chairman of its Board of Directors, certain trusts benefiting his family (collectively, the "Gross Series A Holders") and an unaffiliated investor (the "Series A Investor"). The proceeds of these loans were used to provide working capital for the Company; primarily for day to day operations of Tanon Manufacturing, Inc. ("Tanon"), the Company's principal operating subsidiary. These loans were represented by certain 10% Series A Convertible Notes (the "Series A Notes") issued by the Company in January 1997. The Series A Notes will mature on January 22, 1999 and were originally convertible at the option of the holder (i) after January 1, 1998, into shares of Common Stock of the Company at a conversion price of $3.50 per share, or (ii) into shares of Common Stock of Tanon, after completion of an initial public offering of shares of Common Stock of Tanon at a conversion price equal to the quotient of (a) $25.0 million, divided by (b) the number of shares of Common Stock of Tanon that were issued and outstanding at the close of business on the day immediately prior to the effective date of the registration statement covering the shares of Common Stock of Tanon offered in such initial public offering, without giving effect to the number of shares of Common Stock of Tanon being offered in such initial public offering.

         Amended Terms

     In January 1998, the Company and the Gross Series A Holders agreed to amend the terms of the Series A Notes

          (i) to provide for interest payments in cash or stock at the conversion price at the option of the holders and the Company; and

          (ii) to increase the conversion price to the lesser of (a) 80% of the average of the volume weighted average price per share of the Company's Common Stock (as reported by Bloomberg Business Services in its Volume at Price Service) for the five days immediately preceding the date of notice of conversion to the Company, or (b) $5.00.

     In consideration of these amendments (the "Series A Amendments") the Company agreed to issue to the Gross Series A Holders warrants (the "Series A Warrants") to purchase an aggregate of 632,700 shares of Common Stock at a price of $5.00 per share for a period of five years. The Gross Series A Note Holders were also granted demand and piggyback registration rights for the shares of Common Stock issuable upon conversion of the Amended Series A Notes and exercise of the Series A Warrants. These amendments do not affect the terms of one of the Series A Notes, in the original principal amount of $250,000, issued to the Series A Investor. These notes as amended in January 1998 are referred to as the "Amended Series A Notes."

     The NYSE formally informed the Company in late 1997 that because the amendments were made when Mr. Gross was a director of the Company, the listing on the NYSE of the shares of Common Stock issuable upon conversion of the Series A Notes would be subject to approval by the shareholders of the Company. If the shareholders do not approve the amended terms contained in the Amended Series A the Gross Series A Note Holders have the right to accelerate the payment of outstanding principal and interest on the Amended Series A Notes with a 22% penalty. The following table describes in summary fashion the effects of the various amendment of the foregoing notes and the impact of Proposal 2:

                                          Proposal regarding Series A Gross Convertible Notes
                                  ------------------------------------------------------------------
                                        (1)                     (2)                      (3)
                                                                                   Number of Shares
                                                         Number of Shares        Issuable After Raising
                                  Principal Amount     Originally Issuable        Conversion Price Cap
Name of Holder                        of Note             on Conversion                to $5.00
--------------                    ----------------     -------------------       ----------------------
Irwin L. Gross                       $1,604,000               458,286                   320,800

Gabrielle Gross Trust                  $733,000               209,429                   146,600

Elizabeth Gross Trust                  $733,000               209,429                   146,600

Gross Family Remainder Trust            $98,000                28,000                    19,600

Gross Family Annuity Trust             $102,000                29,143                    20,400
                                     ----------               -------                   -------
Total                                $3,270,000               934,287                   654,000
                                     ==========               =======                   =======
                                              (4)                   (5)               (6)                 (7)
                                      Reduction in Number                                             Total Number
                                      of Shares Issuable                           Cash to be         of shares to
                                         on Conversion           Warrants to     Paid on Warrant       Be Issued
Name of Holder                              (2)-(3)               Be Issued         Exercise            (3)+(5)
--------------                        --------------------       -----------     ---------------      ------------
Irwin L. Gross                              137,486                310,400         $1,552,000             622,200

Gabrielle Gross Trust                        62,829                141,800           $709,000             288,400

Elizabeth Gross Trust                        62,829                141,800           $709,000             288,400

Gross Family Remainder Trust                  8,400                 19,000            $95,000              38,600

Gross Family Annuity Trust                    8,743                 19,700            $98,500              40,100
                                            -------                -------         ----------           ---------
Total                                       280,287                632,700         $3,163,500           1,277,700
                                            =======                =======         ==========           =========

     Other Convertible Securities

     In addition to the foregoing convertible debentures the following convertible securities are also outstanding:

     10% Series B Convertible Notes

     In April and July 1997, the Company issued 10% Series B Convertible Notes (the "Series B Notes") in the aggregate principal amount of $1,000,000. The Series B Notes will mature on January 22, 1999 and are convertible at the option of the holder:

          (i) after January 1, 1998, into shares of Common Stock of the Company at a conversion price of $2.50 per share; or

          (ii) into shares of Common Stock of Tanon after completion of an initial public offering of shares of Common Stock of Tanon at a conversion price equal to the quotient of (a) $25.0 million, divided by (b) the number of shares of Common Stock of Tanon that were issued and outstanding at the close of business on the day immediately prior to the effective date of the registration statement covering the shares of Common Stock of Tanon offered in such initial public offering, without giving effect to the number of shares of Common Stock of Tanon being offered in such initial public offering.

     The Series B Notes bear interest at the rate of 10% per annum, payable annually in arrears on January 15, 1998 and January 22, 1999. Interest is payable at the option of the Company in cash or stock of the Company at the conversion prices described above.

     6% Convertible Notes

     In April 1997, the Company issued 6% Convertible Notes in the aggregate principal amount of $4,500,000 (the "6% Convertible Notes"). The 6% Convertible Notes bear interest at 6% per annum, payable quarterly and mature on April 30, 1999. The 6% Convertible Notes are convertible at a conversion price per share equal to the lesser of:

          (i) 76.5% of the average of the volume weighed average price per share of the Company's Common Stock (as reported by Bloomberg Business Services in its Volume at Price Service) for the five days immediately preceding the date of notice of conversion to the Company, or (ii) $3.395.

     In addition, the Company issued a 6% Convertible Note which is non-interest bearing in the principal amount of $315,000 as a placement fee to an unaffiliated party. The Company had agreed to list the shares issuable upon conversion of the 6% Convertible Notes on the NYSE and to cause them to be covered by an effective registration statement under the Securities Act by December 1, 1997, or to pay a cash penalty equal to ten percent (10%) of the outstanding principal and to pay interest from that date through the effective date of the registration statement at eighteen percent (18%) per annum. The Company has asked the holders of the 6% Convertible Notes to waive or reduce these penalties. The shares underling the 6% Convertible Notes have been listed on the NYSE.

                                   Proposal 1

         To approve (i) the terms of the January 1998 Amendments, and (ii) to approve of the issuance of the Gross Warrants. The form of the January 1998 Convertible Notes are attached to this Proxy Statement as Attachment A and the form of the Gross Warrants are attached hereto as Attachment B.

     The following table lists the current holders of the GFL Convertible Notes, the principal amount of the notes they hold, the number of shares of Common Stock of the Company they would receive upon conversion at the maximum conversion price of $5.00 per share and upon the exercise of the Gross Warrants:

                                                           Proposal regarding Gross Convertible Notes
                              ----------------------------------------------------------------------------------------------
                                   (1)                    (2)                        (3)                        (4)
                                                                                Number of Shares           Number of Shares
                                                    Number of Shares        Issuable after lowering     Issuable after raising
                              Principal Amount     Originally Issuable          Conversion price         Conversion Price Cap
Name of Holder                    Of Note            On Conversion                Cap to $1.50                to $5.00
--------------                ----------------     -------------------      -----------------------     ----------------------
Irwin L. Gross                   $  200,987               75,276                    133,991                     40,197

Gabrielle Gross Trust            $  848,652              317,847                    565,768                    169,730

Elizabeth Gross Trust            $  848,652              317,847                    565,768                    169,730

Connie Lerner                    $  600,000              224,719                    400,000                    120,000
                                 ----------              -------                    -------                    -------
Total                            $2,498,291              935,689                  1,665,527                    499,657
                                 ==========              =======                  =========                    =======
                                       (5)                (6)                 (7)                  (8)
                               Reduction in Number                                            Total Number of
                               of Shares Issuable                       Cash to be paid          Shares To
                                  On Conversion        Warrants to         On Warrant            Be Issued
Name of Holder                       (3)-(4)            Be Issued           Exercise              (4)+(6)
--------------                 -------------------     -----------      ---------------       ---------------
Irwin L. Gross                         93,794             38,900             $194,500              79,097

Gabrielle Gross Trust                 396,038            164,200             $821,000             333,930

Elizabeth Gross Trust                 396,038            164,200             $821,000             333,930

Connie Lerner                         280,000            116,093             $580,465             236,093
                                    ---------            -------           ----------             -------
Total                               1,165,870            483,393           $2,416,965             983,050
                                    =========            =======           ==========             =======

     The Board of Directors believes that the January 1998 Amendments were appropriate in light of the circumstances under which they were made, including the Company's financial condition and the availability of alternative sources of capital at the time the GFL Convertible Notes were originally issued and at the times they were amended, and that the future exercise of the Gross Warrants could provide additional capital resources for the Company at a reasonable cost. If Proposal 1 is not approved, and the holders of all of the Convertible Notes exercise their rights to demand payment of the notes with the 22% penalty the Company would be obligated to pay $3,047,915 to these holders. Substantially all of the assets of the Company are held in the Company's operating subsidiary and such assets are pledged to secure financings of that subsidiary. In addition, as described above the Company has a substantial outstanding balance in other convertible securities. The Company has no agreements or commitments with anyone to provide additional capital to the Company. Therefore, no assurance can be given that the Company would be able to raise sufficient funds to repay this amount.

     The Board of Directors of the Company believes that the January 1998 Amendments are in the best interests of the Company and its Shareholders and recommends a vote FOR Proposal 1.

                                   Proposal 2

         To approve (i) the terms of the Series A Note as originally issued to the Series A Investor, (ii) to approve the terms of the Series A Amendments, and (iii) to approve of the issuance of the Series A Warrants. The form of the revised Series A Notes giving effect to the Series A Amendments are attached to this Proxy Statement as Attachment C and the form of the Series A Warrants are attached hereto as Attachment D.

     The following table lists the current holders of the Series A Notes, the principal amount of the notes they hold, the number of shares of Common Stock of the Company they would receive upon conversion at the maximum conversion price of $5.00 per share and the number of Series A Warrants they would receive:

                                                       Proposal regarding Series A Gross Convertible Notes
                                  --------------------------------------------------------------------------------------------
                                        (1)                     (2)                     (3)                       (4)
                                                                                   Number of Shares        Reduction in Number
                                                          Number of Shares      Issuable After Raising      of Shares Issuable
                                  Principal Amount       Originally Issuable     Conversion Price Cap         on Conversion
Name of Holder                        of Note               on Conversion             to $5.00                   (2)-(3)
-------------                     ----------------       -------------------    ----------------------     -------------------
Irwin L. Gross                       $1,604,000               458,286                 320,800                    137,486

Gabrielle Gross Trust                  $733,000               209,429                 146,600                     62,829

Elizabeth Gross Trust                  $733,000               209,429                 146,600                     62,829

Gross Family Remainder Trust            $98,000                28,000                  19,600                      8,400

Gross Family Annuity Trust             $102,000                29,143                  20,400                      8,743
                                     ----------               -------                 -------                    -------
Total                                $3,270,000               934,287                 654,000                    280,287
                                     ==========               =======                 =======                    =======
                                         (5)              (6)                  (7)
                                                                           Total Number
                                                       Cash to be          of shares to
                                     Warrants to     Paid on Warrant        Be Issued
Name of Holder                        Be Issued         Exercise              (3)+(5)
--------------                       -----------     ---------------       ------------
Irwin L. Gross                         310,400          $1,552,000             622,200

Gabrielle Gross Trust                  141,800            $709,000             288,400

Elizabeth Gross Trust                  141,800            $709,000             288,400

Gross Family Remainder Trust            19,000             $95,000              38,600

Gross Family Annuity Trust              19,700             $98,500              40,100
                                       -------          ----------           ---------
Total                                  632,700          $3,163,500           1,277,700
                                       =======          ==========           =========

     The Board of Directors believes that the Series A Amendments were appropriate in light of the circumstances under which they were made, including the Company's financial condition and the availability of alternative sources of capital, at the time the Series A Notes were originally issued and at the time they were amended and that the future exercise of the Series A Warrants could provide additional capital resources for the Company at a reasonable cost If Proposal 2 is not approved, and the holders of all of the Convertible Notes exercise their right s to demand payment of the notes with the 22% penalty the Company would be obligated to pay $4,709,948 to these holders. Substantially all of the assets of the Company are held in the Company's operating subsidiary and such assets are pledged to secure financing of that subsidiary. In addition, as described above the Company has a substantial outstanding balance in other convertible securities.

Therefore, no assurance can be given that the Company would be able to raise sufficient funds to repay this amount.

     The Board of Directors of the Company believes that the Series A Amendments are in the best interests of the Company and its Shareholders and recommends a vote FOR Proposal 2.

                                  MISCELLANEOUS

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by certain of the Company's directors, officers and a group of management employees who will not receive any extra compensation for such solicitation other than out-of-pocket expenses, and by the American Stock Transfer & Trust Company which has been engaged to assist the Company in the solicitation of proxies. The cost of solicitation (excluding customary out-of-pocket expenses) is included in the monthly fees of approximately $850 paid by the Company to the American Stock Transfer & Trust Company for services as transfer agent for the Company's Common Stock.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Company's Consolidated Balance Sheet, Statement of Operations, Statement of Shareholders' Equity, Statement of Cash Flows, and Notes to Consolidated Financial Statements (the "Company's Financial Statements") for the years ended December 31, 1995, December 31, 1996 and December 31, 1997 are incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1997. All documents containing or referring to the Company's Financial Statements filed subsequent to the date of this Proxy Statement by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the meeting shall be deemed to be incorporated herein and to be a part hereof from the date of filing of such documents. Any statements contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statements. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

--------------------------------------------------------------------------------
                                    IMPORTANT
                   Please sign, date and mail your Proxy Card.

--------------------------------------------------------------------------------

                                             By order of the Board of Directors.



                                             Richard P. Jaffe, Secretary


West Long Branch, New Jersey
March 9, 1998

Attachment A


         NEITHER THIS NOTE, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, EXCEPT AS EXPRESSLY PROVIDED HEREIN, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT THE PROPOSED TRANSFER MAY BE MADE WITHOUT VIOLATION OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW.


No.                                                              ______ __, 1998

$ ----------------

                               EA INDUSTRIES, INC.

                                CONVERTIBLE NOTE
                              DUE DECEMBER 31, 1998


         EA INDUSTRIES, INC. ("EA" or the "Company"), a New Jersey corporation, for value received, and intending to be legally bound, hereby promises to pay to the order of ______________, or its registered assigns, the principal amount of ____________________ ($_________) on December 31,1999 ("Maturity Date"), without interest. Overdue principal payments shall accrue interest at eighteen percent (18%) per annum until paid, which interest shall be payable on demand. This Note is one of a number of Convertible Notes issued by the Company in a private placement of $2,498,291 in aggregate principal and warrants to purchase an aggregate of 367,300 shares of Common Stock. This Note and such other Convertible Notes are collectively referred to herein as the "7% Notes"). The terms and conditions of all 7% Notes shall be identical in all respects and all 7% Notes shall rank pari passu. This note replaces and supersedes a 7% Convertible Note dated_____ in the current principal amount of _________________issued by the Company ("The GFL Note") to the Holder. The GFL
Note is hereby declared null and void .

         For each dollar of principal value represented by this Note the holder hereof will also receive a warrant (in the form of Exhibit "A" hereto) to purchase .1934898 shares of Common Stock. This Note or any portion of the principal value and attached warrants may be sold, assigned, hypothecated, given or otherwise transferred only as a unit consisting of one dollar of principal and an attached warrant to purchase .1934898 shares of Common Stock.

         The Warrant shall become exercisable as the principal on the 7% Notes held by the Holder are converted into shares of Common Stock so that at the time that one dollar of principal on the notes is converted warrants to purchase
 .1934898 shares of Common Stock shall become exercisable. Payments of principal and interest on this Note shall be made in lawful money of the United States of America by delivery of a check to the address provided by the payee as shown on the Note Register. The Company may treat the person in whose name this Note is registered (the "Holder") on the Note Register kept by the Company as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary. This Note is transferable only (i) in accordance with the terms hereof and (ii) by surrender thereof at the office of the Company at 185 Monmouth Parkway, West Long Branch, New Jersey, duly endorsed or accompanied by a written instrument duly executed by the Holder of this Note or his attorney duly authorized in writing.


         The Company shall have the option to make interest payments hereunder in fully paid and non-assessable shares of Common Stock of EA ("EA Shares" or "Shares"). This option may be exercised on any one or more of the dates interest is payable under this Note by delivery of written notice to the Holder at least fifteen (15) days before such payment date. If this option is elected, EA shall issue and dispatch to the Holder one or more Certificates for the aggregate number of whole Shares of Common Stock of EA determined by dividing the Conversion Price (determined pursuant to paragraph 2 as if the Holder was converting a portion of the principal of this Note) into the total amount of lawful money of the United States of America which the Holder would have received if the aggregate amount of interest on this Note which is being paid in EA Shares were being paid in such lawful money. No fractional shares will be issued in payment of interest on this Note. In lieu thereof, the Holder may be issued a number of Shares which reflects a rounding up to the next whole number or may be paid in lawful money of the United States of America.

         NOTWITHSTANDING THE FOREGOING, PAYMENT OF INTEREST IN EA SHARES IS EXPRESSLY CONDITIONED IN EACH CASE UPON (i) SUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF SUCH SHARES TO PERMIT SUCH PAYMENT,
(ii) OFFICIAL NOTICE OF THE LISTING (THE "LISTING") OF SUCH SHARES ON THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET SYSTEM, IF APPLICABLE, PRIOR TO SUCH PAYMENT, AND (iii) COMPLIANCE WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS. IN THE EVENT (i) THERE IS INSUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF THE SHARES TO BE ACQUIRED UPON AN INTEREST PAYMENT DATE, (ii) SUCH LISTING OF THE SHARES TO BE ACQUIRED UPON AN INTEREST PAYMENT DATE DOES NOT OCCUR PRIOR TO SUCH DATE, OR (iii) THE ISSUER OF THE SHARES TO BE ACQUIRED UPON AN INTEREST PAYMENT DATE IS UNABLE TO COMPLY WITH ALL FEDERAL AND STATE SECURITIES LAWS IN ISSUING SUCH SHARES, SUCH INTEREST PAYMENT SHALL BE MADE IN U.S. DOLLARS. INABILITY TO MAKE INTEREST PAYMENTS IN SHARES SHALL NOT BE DEEMED TO BE AN EVENT OF DEFAULT HEREUNDER.

         1. Restrictions on Transfer of Securities. By accepting this Note, the Holder hereby acknowledges that, except as expressly set forth herein, neither this Note nor any Shares issuable in the event of conversion have been, or will be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and represents for himself and his legal representative that he is acquiring this Note and will acquire any Shares (hereinafter defined) issued upon conversion hereof, for his own account, for investment purposes only and not with a view to, or for sale in connection with, any distribution of such securities, and agrees to reaffirm in writing this investment representation at the time of exercise of the conversion right set forth below, subject to the Company's agreement to register the Shares as set forth in Section 4 below. The Holder shall not transfer this Note or any Shares (or any interest therein) until (i) it shall have first given written notice to the Company describing the manner of any such proposed transfer, and (ii) either
(a) the Company has received from Holder's counsel an opinion satisfactory to the Company and its counsel that such transfer may be made without compliance with the registration provisions of the Securities Act and that the proposed transfer may be made without violation of the Securities Act and any applicable state securities law, or (b) a registration statement filed by the Company covering the Note or Shares to be transferred is in effect under the Securities Act and there has been compliance with the applicable state securities laws.

         2. Conversion of Note. This Note may be converted into shares of Common Stock of the Company, as follows:

   (a) Conversion. Subject to and upon compliance with the provisions of this section captioned "Conversion of Note", at the option of the Holder, at any time after April 15, 1998 and prior to the close of business on the Maturity Date, the unpaid principal balance of the Note may be converted in whole, or from time to time in part, into EA Shares, at a conversion price (the "Conversion price") per EA Share equal to the lesser of (i) $5.00 per share or (ii) eighty percent (80.00%) of the arithmetic average of the volume weighted average price per share of the Company's Common Stock (as reported by Bloomberg Business Services in its Volume at Price Service) for the five trading days immediately preceding the date the Company receives the Holder's notice of Holder's intention to exercise its right of.

         The term EA Share Price is sometimes referred to herein as the "Conversion Price." The conversion as set forth herein shall be subject to such adjustment or adjustments, if any, of such Conversion Price and of the securities or other property issuable upon such conversion as set forth below, upon delivery of the Note to the offices of the Company, together with the form of conversion notice attached thereto (the "Conversion Notice"), duly executed by the Holder thereof. The Conversion Notice shall state the principal amount thereof to be so converted, the Shares into which such amount is being converted and shall include or be accompanied by representations as to the Holder's investment intent substantially similar to those contained in this Note. Shares issuable upon conversion of the Note shall be issued in the name of the Holder and shall be transferable only in accordance with all of the terms and restrictions contained herein. Upon such conversion, Company shall pay, in cash, all accrued and unpaid interest through the conversion date on the Note or such part thereof delivered for conversion. No fractional Shares shall be issued or delivered upon conversion of the Note. In case the Note shall be surrendered for the conversion of only a portion of the principal amount thereof, the Company shall, at the time of issuing the Shares issuable upon the conversion of such portion, execute and deliver to the

Holder of the Note so surrendered a new note equal in principal amount to the unconverted portion of the surrendered Note, dated the most recent date to which interest shall have been paid on the surrendered Note.


         NOTWITHSTANDING THE FOREGOING, THE CONVERSION OF THE NOTE INTO EITHER EA SHARES IS EXPRESSLY CONDITIONED IN EACH CASE UPON (i) SUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF SUCH SHARES TO PERMIT SUCH CONVERSION, (ii) OFFICIAL NOTICE OF THE LISTING (THE "LISTING") OF SUCH SHARES ON THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET SYSTEM, IF APPLICABLE, PRIOR TO SUCH CONVERSION, AND (iii) COMPLIANCE WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS. IN THE EVENT (i) THERE IS INSUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF THE SHARES TO BE ACQUIRED UPON CONVERSION, (ii) SUCH LISTING OF THE SHARES TO BE ACQUIRED UPON CONVERSION DOES NOT OCCUR PRIOR THERETO, OR (iii) THE ISSUER OF THE SHARES TO BE ACQUIRED UPON CONVERSION IS UNABLE TO COMPLY WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS IN ISSUING SUCH SHARES, THIS NOTE SHALL NOT BE CONVERTIBLE INTO SUCH SHARES AS AFORESAID.

   (b) Adjustments.

         (i) Subdivision or Combination. Whenever the Company shall subdivide or combine the outstanding shares of its Common Stock issuable upon conversion of this Note, including stock dividends and stock splits, the Conversion Price in effect with respect to such Shares being subdivided or combined immediately prior to such subdivision or combination shall be proportionately decreased in the case of subdivision or increased in the case of combination effective at the time of such subdivision or combination.

         (ii) Reclassification or Change. Whenever any reclassification or change of the outstanding shares of Common Stock of the Company shall occur (other than a change in par value, or from par value to no par, or from no par to par value, or as a result of a subdivision or combination) effective provision shall be made whereby the Holder shall have the right, at any time thereafter, to receive upon conversion of this Note the kind of stock, other securities or property receivable upon such reclassification or change by a holder of the number of shares of Common Stock of the Company issuable upon conversion of this Note immediately prior to such reclassification or change. Thereafter, the rights of the Holder with respect to the adjustment of the amount of securities or other property obtainable upon conversion of this Note shall be appropriately continued and preserved, so as to afford as nearly as may be possible protection of the nature afforded by this paragraph (c). The provisions of this clause (iii) shall apply to successive transactions of the nature to which it relates.

         (iii) Notices of Record Date. In case

                 (A) the Company shall declare a dividend (or make any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

                 (B) the Company shall grant the holders of its Common Stock the right to subscribe for or purchase any shares of its capital stock of any class; or

                 (C) the Company shall make any distribution on or in respect of the Common Stock in connection with the dissolution, liquidation or winding up of the Company; or

                 (D) there is to be a reclassification or change of the Common Stock of the Company (other than the subdivision or combination of its outstanding shares of Common Stock), a consolidation or merger to which the Company is a party and in connection with which approval of any class of stockholders of the Company is required, or a sale or conveyance of the property of the Company as an entirety or substantially as an entirety, then and in each such event, the Company shall mail or cause to be mailed to the Holder a notice specifying the date on which any record is to be taken for the purpose of such dividend, distribution or granting of rights, or the date on which such reclassification, consolidation or merger is expected to become effective, and the time, if any, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization or reclassification. Such notice shall be mailed at least 30 days prior to the record or effective date therein specified.

         (iv) Notice of Adjustment of Conversion Price, etc. If there shall be any adjustment as provided in (b) hereof, or if securities or property other than shares of Common Stock of the Company shall become issuable or deliverable in lieu of shares of such Common Stock upon the conversion of this Note, the Company shall forthwith cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, which notice shall be accompanied by a certificate of the principal financial officer of the Company setting forth in reasonable detail the facts requiring any such adjustment and the Conversion Price and number of Shares issuable upon the conversion of this Note after such adjustment, or the kind and amount of any such securities or property so issuable or deliverable upon the conversion of this Note, as the case may be.

3. Default. If any of the following conditions or events ("Events of Default") shall occur and be continuing:

   (a) if the Company shall default in the payment of principal of this Note when the same becomes due and payable, whether at maturity or by declaration of acceleration or otherwise;

   (b) if the Company shall default in the payment of any interest on this Note and shall fail to cure such default within ten days after receipt of written notice thereof from the Holder to the Company;

   (c) if the Company shall materially default in the performance of or compliance with any term contained herein and such default shall not have been remedied within thirty days after receipt of written notice thereof from the Holder to the Company;

   (d) if the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or a voluntary petition for reorganization under Title 11 of the United States Code ("Title 11") shall be filed by the Company or an order shall be entered granting relief to the Company under Title 11 or a petition shall be filed by the Company in bankruptcy, or the Company shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company or if the Company or its directors or majority shareholders shall take any action looking to the dissolution or liquidation of the Company;

   (e) if within 90 days after the commencement of an action against the Company seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or nullified or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 90 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company such appointment shall not have been vacated;

then, and in any such event, Holder may at any time (unless such Event of Default shall theretofore have been remedied) at its option, by written notice to the Company, declare the Note to be due and payable, whereupon the Note shall forthwith mature and become due and payable, together with interest accrued thereon, and thereafter interest shall be due, at the rate of eighteen percent (18%) per annum on the entire principal balance until the same is fully paid, and on any overdue interest (but only to the extent permitted by law), without presentment, demand, protest or notice, all of which are hereby waived.

         In case of a default in the payment of any principal of or interest on the Note, (whether at maturity or by acceleration) the Company will pay to the Holder such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of Holder in exercising any right shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

4. Registration Rights.

         (a) Piggyback registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account of its Common Stock (other than a registration statement on Form S-4 or S-8 or any form substituting therefor or filed in connection with an exchange offer or an offering of securities solely to existing stockholders or employees) during the period commencing on January 1, 1998 and ending on December 31, 1998, the Company shall in each case give written notice of such proposed filing to the Holder and such notice shall offer the Holder the opportunity to register such number of shares issuable upon conversion ("Shares") as the Holder has acquired or contemplates acquiring upon conversion and requests in writing within ten days after receipt of such notice. If such offering is an underwritten offering, the amount of Shares included by Holder may be reduced in the sole discretion of the managing underwriter. In connection with a piggy-back registration pursuant to subsection 4(a), the Company will bear all registration expenses, except sales commissions and the fees and expenses of counsel to the Holder which shall be borne by Holder. The Holder shall deliver such documents, and provide the Company with such information, as is necessary or desirable to effectuate such registration.


         (b) Demand registration. Upon written notice at any time beginning on January 1, 1998 and ending on December 31, 1998, from holders of at least $500,000 in aggregate principal of the 7% Notes that he, she or it contemplates conversion and transfer of all or any of his, her or its Shares under such circumstances that a public offering, within the meaning of the Securities Act of such securities will be involved, the Company, as promptly as possible after the receipt of such notice, shall file at its expense a post-effective amendment or a new registration statement under the Securities Act with respect to the offering and sale or other disposition of the subject Shares with respect to which it shall have received such notice. Within 10 days after receiving any such notice, the Company shall give notice to the other holders of 7% Notes advising them that the Company is proceeding with such registration and offering to include therein the underlying Shares of such holders. If audited interim financial statements are required to be prepared for use in connection with the registration statement, the holders of 7% Notes will bear the expense. The holders of 7% Notes will also bear the expense of fees of counsel for the holders and sales commissions on the underlying Shares of such holders. The Company agrees to use its best efforts to cause the registration statement to become effective. In no event shall the Company be required to file a registration statement pursuant to the requirements of this subsection (b) more than once.

         (c) In the event that the Company shall take action to permit a public offering or sale or other distribution of the Shares pursuant to Subsection 4(a) or (b) above, the Company shall:

          (i) Supply to the Holder two executed copies of each registration statement and a reasonable number of copies of the preliminary, final and other prospectus or offering circular in conformity with requirements of the Securities Act and the Rules and Regulations promulgated thereunder and such other documents as the Holder shall reasonably request.

          (ii) Cooperate in taking such action as may be necessary to register or qualify the Shares under such other securities acts or blue sky laws of such jurisdictions as the Holder shall reasonably request and to do any and all other acts and things which may be necessary or advisable to enable the

     Holder of such Shares to consummate such proposed sale or other disposition of the Shares in any such jurisdiction; provided, however, that in no event shall the Company be obligated, in connection therewith, to qualify to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified.

          (iii) Indemnify and hold harmless Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for Holder, any Shares, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (A) any untrue statement of a material fact contained in a registration statement furnished pursuant to of this Section 4, or any prospectus or offering circular included therein, or (B) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission was based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein), which indemnification shall include each person, if any, who controls any such Holder or underwriter, within the meaning of the Securities Act; provided, however, that the Company shall not be so obligated to indemnify any such Holder or underwriter or controlling person unless such Holder and underwriter shall at the same time indemnify the Company, its respective directors, each officer signing any registration statement or any amendment to any registration statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling and claim) arising from (C) any untrue statement of a material fact contained in any registration statement or any amendment to any registration statement or prospectus or offering circular furnished pursuant to of this Section 4, or
     (D) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of such Holder, underwriter or controlling person shall be limited to liability based upon untrue statements of a material fact or omission to state a material fact required to make such statements not misleading contained within information furnished in writing to the Company by such Holder or underwriter or controlling person expressly for use therein. The indemnity agreement of the Company herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) arising from the sale of any of such Shares by such underwriter to any person if such underwriter failed to send or give a copy of the prospectus or offering circular furnished pursuant to of this Section 4, as the same may then be supplemented or amended, to such person with or prior to the written confirmation of the sale involved.

          (iv) Keep effective for a period of not less than three (3) months nor more than (9) months after the initial effectiveness thereof all such registrations under the Securities Act.

         (d) The Company's obligation under Subsection (a) and (b) shall be conditioned upon a timely receipt by the Company in writing of:

          (i) Information as to the terms of such public offering furnished by or on behalf of Holder intending to make a public distribution of his Shares; and

          (ii) Such other information as the Company may reasonably require from Holder or any underwriter for inclusion in such registration statement or post-effective amendment.

         Notwithstanding any provision contained in this Note to the contrary, the Company's liability for payment of interest shall not exceed the limits imposed by applicable usury law. If any provision hereof requires interest payments in excess of the then legally permitted maximum rate, such provision shall automatically be deemed to require such payment at the then legally-permitted maximum rate.

5. Miscellaneous

         (a) Notices. All notices required or permitted to be given under this Note shall be in writing (delivered by hand or sent certified or registered mail, return receipt requested) addressed to the following addresses:

          If to Holder:       At its address on the Note
                              Register of the Company


          If to Company       185 Monmouth Parkway
          or Tanon:           West Long Branch, NJ 07764-9989
                              Attn:  Frank Brandenberg, President and Chief
                                     Executive Officer

                              and a copy to:

                              Richard P. Jaffe, Esquire
                              Mesirov Gelman Jaffe Cramer & Jamieson
                              1735 Market Street
                              Philadelphia, PA 19103

All notices shall be deemed given upon personal delivery or upon deposit of such notice in the United States mails, with all postage affixed.

         (b) Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         (c) Assignability. Subject to Section 1 hereof, this Note shall be binding upon Company, its successors and assigns, and shall inure to the benefit of Holder and Holder's successors, assigns, legal representatives, heirs and guardians.

         (d) Governing Law. This Note shall be governed by the laws of the State of New Jersey without regard to the conflict of law provisions thereof.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer this ____ day of February, 1998.

                                    EA INDUSTRIES, INC.



                                    By:____________________________________

                                CONVERSION NOTICE



TO:       EA INDUSTRIES, INC.
          185 Monmouth Parkway
          West Long Branch, NJ 07764-9989


         The undersigned Holder of this Note hereby confirms that it irrevocably exercises his right to convert [all] [or $___________] of this Note into ___________ shares of Common Stock of EA INDUSTRIES, INC at the Conversion Price of $_________________ per share in accordance with the terms of this Note, and directs that the Shares issuable and deliverable upon such conversion be registered in the name of the undersigned and delivered to the undersigned, together with a Note for the balance of the principal amount of this Note, if any.

         The undersigned hereby acknowledges that the Shares (i) have not been and will not be at the time of acquisition by the undersigned registered under the Securities Act of 1933, as amended, or under any state securities laws, except as set forth in this Note, and hereby represents and warrants to the Company that he is acquiring the Shares for his own account, for investment, and not with a view to, or for sale in connection with, any distribution of such Shares; and (ii) are transferable only in accordance with all the terms and restrictions contained in the Note and in the Subscription Agreement pursuant to which the Holder purchased this Note and to which the Holder is, or hereby agrees to become, a party.

Dated:_____________________ 19__


--------------------------------     -----------------------------
Witness                                       Signature of Holder

                                            -----------------------------
                                               (Print Name of Holder)

                                            Social Security Number or
                                            Taxpayer ID Number:__________

                                            -----------------------------

                                            -----------------------------

                                            -----------------------------
                                                      Address

Attachment B




                  This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") and if registered or qualified in every applicable state, or if the Company has received the favorable opinion of counsel to the Holder, which opinion and counsel shall be satisfactory to counsel to the Company, to the effect that such registration or qualification of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation.

                               EA INDUSTRIES, INC.

                                     WARRANT

                          DATED: as of __________, 1998

Number of Shares: _______________________

Holder:           _______________________

Address:          _______________________

                  THIS CERTIFIES THAT the Holder is entitled to purchase from EA INDUSTRIES, INC., a New Jersey corporation (hereinafter called the "Company"), at $5.00 per share the number of shares of the Company's common stock set forth above ("Common Stock").

                  1. All rights granted under this Warrant shall expire on ____________, 2003, and no shares of Common Stock may be acquired under this Warrant from and after such date.

                  2. This Warrant is issued as a part of a private placement of Convertible Notes (the 7% Notes") of $2,498,291 in aggregate principal and warrants to purchase an aggregate of 367,300 shares of Common Stock. For each dollar of principal value issued to a holder that holder will also receive a warrant to purchase .1934898 shares of Common Stock. The principal value and attached warrants may be sold, assigned, hypothecated, given or otherwise transferred only as a unit consisting of one dollar of principal and an attached warrant to purchase .1934898 shares of Common Stock.

                  This Warrant shall become exercisable as the principal on the 7% Notes held by the Holder are converted into shares of Common Stock so that at the time that one dollar of principal on the notes is converted warrants to purchase .1934898 shares of Common Stock shall become eexercisable.

                  This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") and registered and qualified in every applicable state or if the Company has received the favorable opinion of counsel to the Holder, which opinion and counsel shall be satisfactory to counsel to the Company, to the effect that registration of the Warrant or the Underlying Shares and registration and qualification in every applicable state is not necessary in connection with such transfer, sale, assignment or hypothecation. The Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The restrictions on transfer contained in this Section shall apply to all successive transfers.

                  3. Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing an appropriate form of assignment, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of Counsel referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the Underlying Shares, delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned.

                  4. The term "Holder" should be deemed to include any transferee Holder of this Warrant pursuant to a transfer in compliance with the requirements described herein.

                  5. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable.

                  6. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

                  7. At the request of the Holder, the Company shall register such number of Underlying Shares as the Holder has acquired or contemplates acquiring on the same terms and conditions as are applicable to the shares issuable upon conversion of the 7% Notes.

                  8. NOTWITHSTANDING THE FOREGOING, EXERCISE OF THIS WARRANT IS EXPRESSLY CONDITIONED IN EACH CASE UPON (i) SUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF SUCH SHARES TO PERMIT SUCH PAYMENT,
(ii) OFFICIAL NOTICE OF THE LISTING (THE "LISTING") OF SUCH SHARES ON THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET SYSTEM, IF

APPLICABLE, PRIOR TO SUCH EXERCISE, AND (iii) COMPLIANCE WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS.

                  9. In the event that the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had he owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated.

                  10. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company by check or wire transfer of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale. The certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised, and shall bear a restrictive legend with respect to any applicable securities laws.


                  11. This Warrant shall be governed by and construed in accordance with the internal laws of New Jersey.

                  IN WITNESS WHEREOF, EA INDUSTRIES, INC. has caused this Warrant to be signed by its duly authorized officer under its corporate seal, and to be dated as of the date set forth above.

                               EA INDUSTRIES, INC.



                               By:_______________________

Attachment C



   NEITHER THIS NOTE, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, EXCEPT AS EXPRESSLY PROVIDED HEREIN, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT THE PROPOSED TRANSFER MAY BE MADE WITHOUT VIOLATION OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW.


No.                                                              ______ __, 1998

$ ----------------

                               EA INDUSTRIES, INC.

                          10% SERIES A CONVERTIBLE NOTE
                              DUE JANUARY 22, 1999


                  EA INDUSTRIES, INC. ("EA" or the "Company"), a New Jersey corporation, for value received, and intending to be legally bound, hereby promises to pay to the order of ______________, or its registered assigns, the principal amount of ____________________ ($_________) on January __, 1999
("Maturity Date"), with interest from the date hereof (computed on the basis of a 360-day year of twelve 30-day months) payable in arrears on June 15, 1998 and on the Maturity Date, on the unpaid principal balance at the rate of 10% per annum until such unpaid principal balance shall become due and payable (whether at maturity or by acceleration or otherwise). Overdue principal payments and (to the extent permitted by applicable law) any overdue interest shall accrue interest at eighteen percent (18%) per annum until paid, which interest shall be payable on demand.

                 This Note is one of a number of 10% Series A Convertible Notes issued by the Company in a private placement of $3,561,180 [reflects outstanding principal and interest on 10/31/97 and will be updated to date of issuance] in aggregate principal and warrants to purchase an aggregate of 632,700 shares of Common Stock. (This Note and such other 10% Series A Convertible Notes are collectively referred to herein as the "10% Series A Convertible Notes"). The terms and conditions of all 10% Series A Convertible Notes shall be identical in all respects and all 10% Series A Convertible Notes shall rank pari passu. This note replaces and supersedes a 10% Series A Convertible Note number ___issued by Tanon Manufacturing, Inc. ("The Tanon Note") to the Holder. The Tanon Note is hereby declared null and void.

                  For each dollar of principal value represented by this Note the holder hereof will also receive a warrant (in the form of Exhibit "A" hereto) to purchase .1776658 shares of Common Stock. This Note or any portion of the principal value and attached warrants may be sold, assigned, hypothecated, given or otherwise transferred only as a unit consisting of one dollar of principal and an attached warrant to purchase .1776658 shares of Common Stock.

                  The Warrant shall become exercisable as the principal on the 10% Series A Notes held by the Holder are converted into shares of Common Stock so that at the time that one dollar of principal on the notes is converted warrants to purchase .1776658 shares of Common Stock shall become exercisable.

                 Payments of principal and interest on this Note shall be made in lawful money of the United States of America by delivery of a check to the address provided by the payee as shown on the Note Register. The Company may treat the person in whose name this Note is registered (the "Holder") on the Note Register kept by the Company as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary. This Note is transferable only (i) in accordance with the terms hereof and (ii) by surrender thereof at the office of the Company at 185 Monmouth Parkway, West Long Branch, New Jersey, duly endorsed or accompanied by a written instrument duly executed by the Holder of this Note or his attorney duly authorized in writing.


                 The Company shall have the option to make interest payments hereunder in fully paid and non-assessable shares of Common Stock of EA ("EA Shares" or "Shares"). This option may be exercised on any one or more of the dates interest is payable under this Note by delivery of written notice to the Holder at least fifteen (15) days before such payment date. If this option is elected, EA shall issue and dispatch to the Holder one or more Certificates for the aggregate number of whole Shares of Common Stock of EA determined by dividing the Conversion Price (determined pursuant to paragraph 2 as if the Holder was converting a portion of the principal of this Note) into the total amount of lawful money of the United States of America which the Holder would have received if the aggregate amount of interest on this Note which is being paid in EA Shares were being paid in such lawful money. No fractional shares will be issued in payment of interest on this Note. In lieu thereof, the Holder may be issued a number of Shares which reflects a rounding up to the next whole number or may be paid in lawful money of the United States of America.

                 NOTWITHSTANDING THE FOREGOING, PAYMENT OF INTEREST IN EA SHARES IS EXPRESSLY CONDITIONED IN EACH CASE UPON (i) SUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF SUCH SHARES TO PERMIT SUCH PAYMENT,
(ii) OFFICIAL NOTICE OF THE LISTING (THE "LISTING") OF SUCH SHARES ON THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET SYSTEM, IF APPLICABLE, PRIOR TO SUCH PAYMENT, AND (iii) COMPLIANCE WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS. IN THE EVENT (i) THERE IS INSUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED

COMMON STOCK OF THE ISSUER OF THE SHARES TO BE ACQUIRED UPON AN INTEREST PAYMENT DATE, (ii) SUCH LISTING OF THE SHARES TO BE ACQUIRED UPON AN INTEREST PAYMENT DATE DOES NOT OCCUR PRIOR TO SUCH DATE, OR (iii) THE ISSUER OF THE SHARES TO BE ACQUIRED UPON AN INTEREST PAYMENT DATE IS UNABLE TO COMPLY WITH ALL FEDERAL AND STATE SECURITIES LAWS IN ISSUING SUCH SHARES, SUCH INTEREST PAYMENT SHALL BE MADE IN U.S. DOLLARS. INABILITY TO MAKE INTEREST PAYMENTS IN SHARES SHALL NOT BE DEEMED TO BE AN EVENT OF DEFAULT HEREUNDER.

1. Restrictions on Transfer of Securities. By accepting this Note, the Holder hereby acknowledges that, except as expressly set forth herein, neither this Note nor any Shares issuable in the event of conversion have been, or will be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and represents for himself and his legal representative that he is acquiring this Note and will acquire any Shares (hereinafter defined) issued upon conversion hereof, for his own account, for investment purposes only and not with a view to, or for sale in connection with, any distribution of such securities, and agrees to reaffirm in writing this investment representation at the time of exercise of the conversion right set forth below, subject to the Company's agreement to register the Shares as set forth in Section 4 below. The Holder shall not transfer this Note or any Shares (or any interest therein) until (i) it shall have first given written notice to the Company describing the manner of any such proposed transfer, and (ii) either
(a) the Company has received from Holder's counsel an opinion satisfactory to the Company and its counsel that such transfer may be made without compliance with the registration provisions of the Securities Act and that the proposed transfer may be made without violation of the Securities Act and any applicable state securities law, or (b) a registration statement filed by the Company covering the Note or Shares to be transferred is in effect under the Securities Act and there has been compliance with the applicable state securities laws.

2. Conversion of Note. This Note may be converted into shares of Common Stock of the Company, as follows:

         (a) Conversion. Subject to and upon compliance with the provisions of this section captioned "Conversion of Note", at the option of the Holder, at any time after April 15, 1998 and prior to the close of business on the Maturity Date, the unpaid principal balance of the Note may be converted in whole, or from time to time in part, into EA Shares, at a conversion price (the "Conversion price") per EA Share equal to the lesser of (i) $5.00 per share or
(ii) eighty percent (80.00%) of the arithmetic average of the volume weighted average price per share of the Company's Common Stock (as reported by Bloomberg Business Services in its Volume at Price Service) for the five trading days immediately preceding the date the Company receives the Holder's notice of Holder's intention to exercise its right of.

         The term EA Share Price is sometimes referred to herein as the "Conversion Price." The conversion as set forth herein shall be subject to such adjustment or adjustments, if any, of such Conversion Price and of the securities or other property issuable upon such conversion as set forth below, upon delivery of the Note to the offices of the Company, together with the form of conversion notice attached thereto (the "Conversion Notice"), duly executed by the Holder thereof. The Conversion Notice shall state the principal amount thereof to be so converted, the Shares into which such amount is being converted and shall include or be accompanied by representations as to the Holder's investment intent substantially similar to those contained in this Note. Shares issuable upon conversion of the Note shall be issued in the name of the Holder and shall be transferable only in accordance with all of the terms and restrictions contained herein. Upon such conversion, Company shall pay, in cash, all accrued and unpaid interest through the conversion date on the Note or such part thereof delivered for conversion. No fractional Shares shall be issued or delivered upon conversion of the Note. In case the Note shall be surrendered for the conversion of only a portion of the principal amount thereof, the Company shall, at the time of issuing the Shares issuable upon the conversion of such portion, execute and deliver to the Holder of the Note so surrendered a new note equal in principal amount to the unconverted portion of the surrendered Note, dated the most recent date to which interest shall have been paid on the surrendered Note.

         NOTWITHSTANDING THE FOREGOING, THE CONVERSION OF THE NOTE INTO EITHER EA SHARES IS EXPRESSLY CONDITIONED IN EACH CASE UPON (i) SUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF SUCH SHARES TO PERMIT SUCH CONVERSION, (ii) OFFICIAL NOTICE OF THE LISTING (THE "LISTING") OF SUCH SHARES ON THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET SYSTEM, IF APPLICABLE, PRIOR TO SUCH CONVERSION, AND (iii) COMPLIANCE WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS. IN THE EVENT (i) THERE IS INSUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF THE SHARES TO BE ACQUIRED UPON CONVERSION, (ii) SUCH LISTING OF THE SHARES TO BE ACQUIRED UPON CONVERSION DOES NOT OCCUR PRIOR THERETO, OR (iii) THE ISSUER OF THE SHARES TO BE ACQUIRED UPON CONVERSION IS UNABLE TO COMPLY WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS IN ISSUING SUCH SHARES, THIS NOTE SHALL NOT BE CONVERTIBLE INTO SUCH SHARES AS AFORESAID.

         (b) Adjustments.

         (i) Subdivision or Combination. Whenever the Company shall subdivide or combine the outstanding shares of its Common Stock issuable upon conversion of this Note, including stock dividends and stock splits, the Conversion Price in effect with respect to such Shares being subdivided or combined immediately prior to such subdivision or combination shall be proportionately decreased in the case of subdivision or increased in the case of combination effective at the time of such subdivision or combination.

         (ii) Reclassification or Change. Whenever any reclassification or change of the outstanding shares of Common Stock of the Company shall occur (other than a change in par value, or from par value to no par, or from no par to par value, or as a result of a subdivision or combination) effective provision shall be made whereby the Holder shall have the right, at any time thereafter, to receive upon conversion of this Note the kind of stock, other securities or property receivable upon such reclassification or change by a holder of the number of shares of Common Stock of the Company issuable upon conversion of this Note immediately prior to such reclassification or change. Thereafter, the rights of the Holder with respect to the adjustment of the amount of securities or other property obtainable upon conversion of this Note shall be appropriately continued and preserved, so as to afford as nearly as may be possible protection of the nature afforded by this paragraph (c). The provisions of this clause (iii) shall apply to successive transactions of the nature to which it relates.

         (iii) Notices of Record Date. In case

                 (A) the Company shall declare a dividend (or make any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

                 (B) the Company shall grant the holders of its Common Stock the right to subscribe for or purchase any shares of its capital stock of any class; or

                 (C) the Company shall make any distribution on or in respect of the Common Stock in connection with the dissolution, liquidation or winding up of the Company; or

                 (D) there is to be a reclassification or change of the Common Stock of the Company (other than the subdivision or combination of its outstanding shares of Common Stock), a consolidation or merger to which the Company is a party and in connection with which approval of any class of stockholders of the Company is required, or a sale or conveyance of the property of the Company as an entirety or substantially as an entirety, then and in each such event, the Company shall mail or cause to be mailed to the Holder a notice specifying the date on which any record is to be taken for the purpose of such dividend, distribution or granting of rights, or the date on which such reclassification, consolidation or merger is expected to become effective, and the time, if any, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization or reclassification. Such notice shall be mailed at least 30 days prior to the record or effective date therein specified.

         (iv) Notice of Adjustment of Conversion Price, etc. If there shall be any adjustment as provided in (b) hereof, or if securities or property other than shares of Common Stock of the Company shall become issuable or deliverable in lieu of shares of such Common Stock upon the conversion of this Note, the Company shall forthwith cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, which notice shall be accompanied by a certificate of the principal financial officer of the Company setting forth in reasonable detail the facts requiring any such adjustment and the Conversion Price and number of Shares issuable upon the conversion of this Note after such adjustment, or the kind and amount of any such securities or property so issuable or deliverable upon the conversion of this Note, as the case may be.

3. Default. If any of the following conditions or events ("Events of Default") shall occur and be continuing:

         (a) if the Company shall default in the payment of principal of this Note when the same becomes due and payable, whether at maturity or by declaration of acceleration or otherwise;

         (b) if the Company shall default in the payment of any interest on this Note and shall fail to cure such default within ten days after receipt of written notice thereof from the Holder to the Company;

         (c) if the Company shall materially default in the performance of or compliance with any term contained herein and such default shall not have been remedied within thirty days after receipt of written notice thereof from the Holder to the Company;

         (d) if the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or a voluntary petition for reorganization under Title 11 of the United States Code ("Title 11") shall be filed by the Company or an order shall be entered granting relief to the Company under Title 11 or a petition shall be filed by the Company in bankruptcy, or the Company shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company or if the Company or its directors or majority shareholders shall take any action looking to the dissolution or liquidation of the Company;

         (e) if within 90 days after the commencement of an action against the Company seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or nullified or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 90 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company such appointment shall not have been vacated;

then, and in any such event, Holder may at any time (unless such Event of Default shall theretofore have been remedied) at its option, by written notice to the Company, declare the Note to be due and payable, whereupon the Note shall forthwith mature and become due and payable, together with interest accrued thereon, and thereafter interest shall be due, at the rate of eighteen percent (18%) per annum on the entire principal balance until the same is fully paid, and on any overdue interest (but only to the extent permitted by law), without presentment, demand, protest or notice, all of which are hereby waived.

         In case of a default in the payment of any principal of or interest on the Note, (whether at maturity or by acceleration) the Company will pay to the Holder such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of Holder in exercising any right shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

4. Registration Rights.

         (a) Piggyback registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account of its Common Stock (other than a registration statement on Form S-4 or S-8 or any form substituting therefor or filed in connection with an exchange offer or an offering of securities solely to existing stockholders or employees) during the period commencing on January 1, 1998 and ending on December 31, 1998, the Company shall in each case give written notice of such proposed filing to the Holder and such notice shall offer the Holder the opportunity to register such number of shares issuable upon conversion ("Shares") as the Holder has acquired or contemplates acquiring upon conversion and requests in writing within ten days after receipt of such notice. If such offering is an underwritten offering, the amount of Shares included by Holder may be reduced in the sole discretion of the managing underwriter. In connection with a piggy-back registration pursuant to subsection 4(a), the Company will bear all registration expenses, except sales commissions and the fees and expenses of counsel to the Holder which shall be borne by Holder. The Holder shall deliver such documents, and provide the Company with such information, as is necessary or desirable to effectuate such registration.


         (b) Demand registration. Upon written notice at any time beginning on January 1, 1998 and ending on December 31, 1998, from holders of at least $500,000 in aggregate principal of the 10% Series A Notes that he, she or it contemplates conversion and transfer of all or any of his, her or its Shares under such circumstances that a public offering, within the meaning of the Securities Act of such securities will be involved, the Company, as promptly as possible after the receipt of such notice, shall file at its expense a post-effective amendment or a new registration statement under the Securities Act with respect to the offering and sale or other disposition of the subject Shares with respect to which it shall have received such notice. Within 10 days after receiving any such notice, the Company shall give notice to the other holders of 10% Series A Notes advising them that the Company is proceeding with such registration and offering to include therein the underlying Shares of such holders. If audited interim financial statements are required to be prepared for use in connection with the registration statement, the holders of 10% Series A Notes will bear the expense. The holders of 10% Series A Convertible Notes will also bear the expense of fees of counsel for the holders and sales commissions on the underlying Shares of such holders. The Company agrees to use its best efforts to cause the registration statement to become effective. In no event shall the Company be required to file a registration statement pursuant to the requirements of this subsection (b) more than once.

         (c) In the event that the Company shall take action to permit a public offering or sale or other distribution of the Shares pursuant to Subsection 4(a) or (b) above, the Company shall:

         (i) Supply to the Holder two executed copies of each registration statement and a reasonable number of copies of the preliminary, final and other prospectus or offering circular in conformity with requirements of the Securities Act and the Rules and Regulations promulgated thereunder and such other documents as the Holder shall reasonably request.

         (ii) Cooperate in taking such action as may be necessary to register or qualify the Shares under such other securities acts or blue sky laws of such jurisdictions as the Holder shall reasonably request and to do any and all other acts and things which may be necessary or advisable to enable the Holder of such Shares to consummate such proposed sale or other disposition of the Shares in any such jurisdiction; provided, however, that in no event shall the Company be obligated, in connection therewith, to qualify to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified.

         (iii) Indemnify and hold harmless Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for Holder, any Shares, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (A) any untrue statement of a material fact contained in a registration statement furnished pursuant to of this Section 4, or any prospectus or offering circular included therein, or (B) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission was based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein), which indemnification shall include each person, if any, who controls any such Holder or underwriter, within the meaning of the Securities Act; provided, however, that the Company shall not be so obligated to indemnify any such Holder or underwriter or controlling person unless such Holder and underwriter shall at the same time indemnify the Company, its respective directors, each officer signing any registration statement or any amendment to any registration statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling and claim) arising from (C) any untrue statement of a material fact contained in any registration statement or any amendment to any registration statement or prospectus or offering circular furnished pursuant to of this Section 4, or (D) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of such Holder, underwriter or controlling person shall be limited to liability based upon untrue statements of a material fact or omission to state a material fact required to make such statements not misleading contained within information furnished in writing to the Company by such Holder or underwriter or controlling person expressly for use therein. The indemnity agreement of the Company herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) arising from the sale of any of such Shares by such underwriter to any person if such underwriter failed to send or give a copy of the prospectus or offering circular furnished pursuant to of this Section 4, as the same may then be supplemented or amended, to such person with or prior to the written confirmation of the sale involved.

         (iv) Keep effective for a period of not less than three (3) months nor more than (9) months after the initial effectiveness thereof all such registrations under the Securities Act.

         (d) The Company's obligation under Subsection (a) and (b) shall be conditioned upon a timely receipt by the Company in writing of:

         (i) Information as to the terms of such public offering furnished by or on behalf of Holder intending to make a public distribution of his Shares; and

         (ii) Such other information as the Company may reasonably require from Holder or any underwriter for inclusion in such registration statement or post-effective amendment.

         Notwithstanding any provision contained in this Note to the contrary, the Company's liability for payment of interest shall not exceed the limits imposed by applicable usury law. If any provision hereof requires interest payments in excess of the then legally permitted maximum rate, such provision shall automatically be deemed to require such payment at the then legally-permitted maximum rate.

5. Miscellaneous

         (a) Notices. All notices required or permitted to be given under this Note shall be in writing (delivered by hand or sent certified or registered mail, return receipt requested) addressed to the following addresses:

          If to Holder:       At its address on the Note
                              Register of the Company


          If to Company       185 Monmouth Parkway
          or Tanon:           West Long Branch, NJ 07764-9989
                              Attn:  Frank Brandenberg, President and Chief
                                     Executive Officer

                              and a copy to:

                              Richard P. Jaffe, Esquire
                              Mesirov Gelman Jaffe Cramer & Jamieson
                              1735 Market Street
                              Philadelphia, PA 19103

All notices shall be deemed given upon personal delivery or upon deposit of such notice in the United States mails, with all postage affixed.

         (b) Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         (c) Assignability. Subject to Section 1 hereof, this Note shall be binding upon Company, its successors and assigns, and shall inure to the benefit of Holder and Holder's successors, assigns, legal representatives, heirs and guardians.

         (d) Governing Law. This Note shall be governed by the laws of the State of New Jersey without regard to the conflict of law provisions thereof.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer this ____ day of February, 1998.

                                      EA INDUSTRIES, INC.



                                      By:____________________________________

                                CONVERSION NOTICE



TO:       EA INDUSTRIES, INC.
          185 Monmouth Parkway
          West Long Branch, NJ 07764-9989


         The undersigned Holder of this Note hereby confirms that it irrevocably exercises his right to convert [all] [or $___________] of this Note into ___________ shares of Common Stock of EA INDUSTRIES, INC at the Conversion Price of $_________________ per share in accordance with the terms of this Note, and directs that the Shares issuable and deliverable upon such conversion be registered in the name of the undersigned and delivered to the undersigned, together with a Note for the balance of the principal amount of this Note, if any.

         The undersigned hereby acknowledges that the Shares (i) have not been and will not be at the time of acquisition by the undersigned registered under the Securities Act of 1933, as amended, or under any state securities laws, except as set forth in this Note, and hereby represents and warrants to the Company that he is acquiring the Shares for his own account, for investment, and not with a view to, or for sale in connection with, any distribution of such Shares; and (ii) are transferable only in accordance with all the terms and restrictions contained in the Note and in the Subscription Agreement pursuant to which the Holder purchased this Note and to which the Holder is, or hereby agrees to become, a party.

Dated:_____________________ 19__


--------------------------------     -----------------------------
Witness                                  Signature of Holder

                                            -----------------------------
                                              (Print Name of Holder)

                                            Social Security Number or
                                            Taxpayer ID Number:__________

                                            -----------------------------

                                            -----------------------------

                                            -----------------------------
                                                      Address

Attachment D



                  This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") and if registered or qualified in every applicable state, or if the Company has received the favorable opinion of counsel to the Holder, which opinion and counsel shall be satisfactory to counsel to the Company, to the effect that such registration or qualification of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation.

                               EA INDUSTRIES, INC.

                                     WARRANT

                          DATED: as of __________, 1998

Number of Shares: _______________________

Holder:           _______________________

Address:          _______________________

                  THIS CERTIFIES THAT the Holder is entitled to purchase from EA INDUSTRIES, INC., a New Jersey corporation (hereinafter called the "Company"), at $5.00 per share the number of shares of the Company's common stock set forth above ("Common Stock").

                  1. All rights granted under this Warrant shall expire on ____________, 2003, and no shares of Common Stock may be acquired under this Warrant from and after such date.

                  2. This Warrant is issued as a part of a private placement of Convertible Notes (the "Series A Notes") of $3,561,180 [reflects outstanding principal and interest on 10/31/97; will be updated to date of issuance] in aggregate principal and warrants to purchase an aggregate of 632,700 shares of Common Stock. For each dollar of principal value issued to a holder that holder will also receive a warrant to purchase .1776658 shares of Common Stock. The principal value and attached warrants may be sold, assigned, hypothecated, given or otherwise transferred only as a unit consisting of one dollar of principal and an attached warrant to purchase .1776658 shares of Common Stock..

This Warrant shall become exercisable as the principal on the 10% Series A Notes held by the Holder are converted into shares of Common Stock so that at the time that one dollar of principal on the notes is converted warrants to purchase .1776658 shares of Common Stock shall become exercisable.

         This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") and registered and qualified in every applicable state or if the Company has received the favorable opinion of counsel to the Holder, which opinion and counsel shall be satisfactory to counsel to the Company, to the effect that registration of the Warrant or the Underlying Shares and registration and qualification in every applicable state is not necessary in connection with such transfer, sale, assignment or hypothecation. The Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The restrictions on transfer contained in this Section shall apply to all successive transfers.

         3. Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing an appropriate form of assignment, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of Counsel referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the Underlying Shares, delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned.

         4. The term "Holder" should be deemed to include any transferee Holder of this Warrant pursuant to a transfer in compliance with the requirements described herein.

         5. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable.

         6. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

         7. At the request of the Holder, the Company shall register such number of Underlying Shares as the Holder has acquired or contemplates acquiring on the same terms and conditions as are applicable to the shares issuable upon conversion of the Series A Notes.

         8. NOTWITHSTANDING THE FOREGOING, EXERCISE OF THIS WARRANT IS EXPRESSLY CONDITIONED IN EACH CASE UPON (i) SUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF SUCH SHARES TO PERMIT SUCH PAYMENT, (ii) OFFICIAL NOTICE OF THE LISTING (THE "LISTING") OF SUCH SHARES ON THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET SYSTEM, IF APPLICABLE, PRIOR TO SUCH EXERCISE, AND (iii) COMPLIANCE WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS.

         9. In the event that the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had he owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated.

         10. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company by check or wire transfer of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale. The certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised, and shall bear a restrictive legend with respect to any applicable securities laws.

         11. This Warrant shall be governed by and construed in accordance with the internal laws of New Jersey.

         IN WITNESS WHEREOF, EA INDUSTRIES, INC. has caused this Warrant to be signed by its duly authorized officer under its corporate seal, and to be dated as of the date set forth above.

                               EA INDUSTRIES, INC.



                               By:_______________________